Fiscal Year 2014 2 nd Quarter Earnings Call Exhibit 99.2 February 3, 2014

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This presentation contains forward looking statements under the safe harbor provisions of the US securities laws. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to our management.
Our management believes that these forward-looking statements are reasonable as and when made. However you should not place undue reliance on any such forward looking statements as these are subject to risks and uncertainties. Please refer to our press releases and our SEC filings for more information regarding the use of forward looking statements.
Cautionary Note Regarding Forward-Looking Statements

Contracts progressively emerging from commercial pipeline

- Signed contracts with Hikma, MedImmune Novartis, etc. in Q214
- Excellent progress on other customer programs such as Sanofi

New programs and customers are deepening the commercial pipeline

- Several deals targeted CY13 slipped to CY14
- Multitude of target contracts with existing and new customers across product portfolio

Execution of customer programs is driving revenue growth

- Q214 rev. up $2.9MM (400%) from Q213
- Up 12% from prior qtr.
- Programs generating influx of cash payments

Unilife to continue building shareholder value thru CY14

- New contracts
- Strengthening of cash position
- R&D investment
- Expansion of operations

Introduction to Q214 Earnings Call 3

Unifill Supply Contract with Hikma for Generic Injectables

- Received first $5MM in Q214
- Received first payments of $15MM expected during CY14

Unifill Supply Contract with Sanofi for Lovenox

- Received first payment of $5MM during Q214
- Received second payment of $5MM during Q314

Ocu-ject™ Contract with Global Ophthalmic Leader

- Seeking to use Ocu-ject with target drug injected into eye
- Payments commencing Q314

Wearable Injector Contract with MedImmune

- Customization program for lead target drugs underway
- Receiving regular payments per quarter under program

Contract with Novartis for Targeted Organ Delivery

- Entered 2nd program phase
- First payments recognized as Q214 revenue

Other Contracts

- EZMix contract payments from Biodel continuing CY14
- Unifill contract for auto-immune therapy proceeding
- Some contracts not disclosed

unilife

Update on Signed Contracts 4

An Expanding Commercial Pipeline
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Multiple customers pursuing multiple products across multiple platforms
Unifill
Finesse™
Unifill® Unifill
Nexus™
Unifill
Allure™
Unifill
Select™
AutoMix
Presto™
EZMix
Genesis™
EZMix
Engage™
EZMix
Genesis™
Precision-Therapy™
Wearable Injector
Flex-Therapy ™
Wearable Injector
Ocu-ject ™ Depot-ject ™ Micro-ject ™ RITA™
auto-injector
LISA™
auto-injector
These products have not been evaluated by the FDA

Financial Data
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Revenue growth of 411% compared to same period prior year
•
Period of sequential revenue growth quarter to quarter continues
•
Net loss per share (net and adjusted) is narrowing
•
Reducing SG&A, continued investment in R&D and operations
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Three Months Ended
December 31,
Six Months Ended
December 31,
2013 2012 2013 2012
Revenues $3.6MM $0.7MM $6.8MM $1.4MM
Research & development $7.8MM $5.0MM $14.2MM $9.7MM
Selling, general & administrative $6.7MM $8.3MM $13.2MM $14.9MM
Net loss $16.3MM $14.6MM $27.5MM $27.1MM
Net loss per share – diluted $0.17 $0.19 $0.29 $0.35
Adjusted net loss $8.3MM $9.7MM $15.4MM $18.8MM
Adjusted net loss per share - diluted $0.08 $0.12 $0.16 $0.24

7 Existing clean room space Installation of new clean rooms Doubling our cleanroom production space in York, PA

Existing contracts
New Contracts
Strengthening of Balance Sheet
Operational Expansion
Continued R&D Investment

unilife

Building shareholder value
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Sanofi MedImmune
Hikma Biodel
Novartis     Others
• Commercial  supply
contracts
• Customization and
clinical  supply contracts
• Revenue from customers
Device sales, customization
programs, upfront fees
• Debt financing
• New clean rooms
• Continued expansion
production capacities
• Current platforms
• New products

Questions